SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2003
Date of Report (Date of earliest event reported)

GERMAN AMERICAN BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification Number)

711 Main Street Box 810 Jasper, Indiana (Address of principal executive offices)	47546 (Zip Code)

Registrant’s telephone number, including area code (812) 482-1314

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits

The following exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing:

99.1	Press release issued by the Company on October 30, 2003, including (as corrected by press release issued by the Company on November 4, 2003) Consolidated Financial Statements.

99.2	Press release issued by the Company on November 4, 2003, including corrected Consolidated Statements of Income.

Item 12.    Results of Operations and Financial Condition.

On October 30, 2003, German American Bancorp (the “Company”), issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release and the consolidated financial statements that were included with that press release (as such consolidated financial statements were subsequently corrected by its press release issued November 4, 2003) is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

On November 4, 2003, the Company issued a press release announcing a correction to the Consolidated Statements of Income that had been included with its October 30, 2003 press release. A copy of the November 4, 2003 press release and the corrected Consolidated Statements of Income that were included with that press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference The information contained in this Item 12 or incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:    November 4, 2003

EXHIBIT INDEX

                     99.1          Press release issued by the Company on October 30, 2003.

                     99.2          Press release issued by the Company on November 4, 2003